Supplement dated June 27, 2024
to the Summary Prospectus, as supplemented, of the following fund:
Fund	Summary Prospectus Dated
Columbia Funds Series Trust I
Columbia Select Large Cap Growth Fund	8/1/2023
The Board of Trustees of the Fund recently approved the conversion of Class Advisor (Class Adv) shares of the Fund to Class Institutional (Class Inst) shares of the Fund and the subsequent elimination of Class Adv shares as a share class of the Fund.
Effective at close of business on November 22, 2024, Class Adv shares of the Fund will be converted into Class Inst shares of the Fund. This will be a tax-free transaction for existing Class Adv shareholders. Effective on November 25, 2024, all references to Class Adv are hereby deleted from the Fund’s Summary Prospectus.
Shareholders should retain this Supplement for future reference.
SUP215_03_002_(06/24)